UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2003

OPLINK COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31581	77-0411346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3469 North First Street

San Jose, CA 95134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 433-0606

Item 12.    Results of Operations and Financial Condition.

On July 31, 2003, Oplink Communications, Inc. issued a press release announcing results for the quarter and fiscal year ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPLINK COMMUNICATIONS, INC.

Dated: July 31, 2003	By:	/s/ Bruce D. Horn Bruce D. Horn Chief Financial Officer

EXHIBIT INDEX

Exhibit

99.1	Press Release of Oplink Communications, Inc. issued July 31, 2003, announcing results for the quarter and fiscal year ended June 30, 2003.